SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C.  20549


                             FORM 8-K
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  November 26, 1997.
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                               ACC CORP.
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         (Exact name of registrant as specified in it charter)

     Delaware                    0-14567               16-1175232
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(State or other jurisdiction  (Commission File         (IRS Employer
      of incorporation)          Number)            Identification No.)

              400 WEST AVENUE, ROCHESTER, NEW YORK  14611
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       (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (716) 987-3000

                            Not Applicable
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     (Former name or former address, if changed since last report)

                   Exhibit Index appears at Page ___

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ITEM 5.    OTHER EVENTS

           On November 26, 1997, ACC Corp. ("the Registrant") announced that it had entered into an Agreement and Plan of Merger, dated as of November 26, 1997 ("the Merger Agreement"), among the Registrant, Teleport Communications Group Inc. ("TCG"), a Delaware corporation, and TCG Merger Co., Inc., a Delaware corporation. Pursuant to the Merger Agreement, each share of the Registrant's Class A Common Stock (collectively, "the Common Stock") issued and outstanding prior to the effective time of the merger ("the Merger") will be converted into shares of TCG Class A Common Stock having an aggregate value of $50 subject to the following: if the average closing price of TCG Class A Common Stock during the ten day trading period prior to closing is below $45 or above $55, the exchange ratio will be fixed at 1.11111 shares of TCG Class A Common Stock or
0.90909 shares, respectively. The closing of the transaction contemplated by the Merger Agreement is subject to the satisfaction or waiver of several conditions including, without limitation, approval of the Merger Agreement and the Merger by the requisite vote of the holders of the Common Stock, the approval of various regulatory agencies in the United States and certain foreign jurisdictions and compliance with the Hart-Scott-Rodino Antitrust
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Improvements Act of 1976, as amended.  The parties anticipate closing the transaction prior to June 30, 1998.

           On December 5, 1997, the Registrant announced that David K. Laniak, the Chairman of the Board of Directors and Chief Executive Officer of the Registrant, had died that day, unexpectedly.

           Registrant's press releases dated November 26, 1997 and December 5, 1997 are filed herewith as Exhibits 99.2 and 99.3, the Merger Agreement mentioned therein is filed herewith as Exhibit 99.1. All are incorporated herein by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c)  Exhibits


           99.1 Agreement and Plan of Merger By and Among Teleport Communications Group Inc., TCG Merger Co., Inc. and ACC Corp., Dated as of November 26, 1997.

           99.2 Press Release dated November 26, 1997.

           99.3 Press Release dated December 5, 1997.
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                              SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 10, 1997        ACC Corp.


                                 By: /s/ Michael R. Daley
                                     -------------------------------
                                     Michael R. Daley
                                     Chief Financial Officer
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                             EXHIBIT INDEX
                                                       Sequentially
                                                       Numbered
Exhibit No.               Description                  Page
-----------     ---------------------------------      --------------

99.1            Agreement and Plan of Merger By           6
                and Among Teleport Communications
                Group Inc., TCG Merger Co., Inc.
                and ACC Corp., Dated as of
                November 26, 1997.

99.2            Press Release dated November 26, 1997

99.3            Press Release dated December 5, 1997


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